Exhibit 99.14d
                                                                 --------------

                                                  EXECUTION COPY - Post Reg AB

           OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of October 1, 2006 (the "Assignment" or the "Agreement"), among Morgan Stanley Mortgage Capital Inc. ("Owner"), Wells Fargo Bank, National Association, a national banking association ("Servicer"), and LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of each of the Morgan Stanley Mortgage Loan Trusts listed on Schedule 1 hereto (each, a "Trust" and together, the "Trusts") and acknowledged by Wells Fargo Bank, National Association, as master servicer under each of the Pooling and Servicing Agreement described below (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Morgan Stanley Capital I Inc. (the "Depositor").


            WHEREAS, on the respective transaction closing dates set forth on
Schedule 1 hereto, the Owner sold those certain mortgage loans in each Trust identified on Schedule 2 attached hereto (the "Specified Mortgage Loans") to the related Trust, each of which was formed pursuant to the related pooling and servicing agreement described on Schedule 1 attached hereto (in each case, the "Pooling and Servicing Agreement");


            WHEREAS, in connection with the sale of the Specified Mortgage Loans to the Trust, the Owner retained the right to service the Specified Mortgage Loans (the "Servicing Rights");


            WHEREAS, pursuant to that certain servicing agreement, dated as of May 20, 2005 (the "Initial GMAC Flow Servicing Agreement"), by and between the Owner and GMAC Mortgage Corporation ("GMAC"), as amended by the First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "Amended Flow Servicing Agreement" and, together with the Initial GMAC Flow Servicing Agreement, the "GMAC Flow Servicing Agreement") and as further modified by the related Assignment, Assumption and Recognition Agreement identified on Schedule 3 hereto, each dated as of the date of the Pooling and Servicing Agreement, by and among the Owner, GMAC, and the Trustee, and acknowledged by the Master Servicer and Securities Administrator and by the Depositor (each, a "GMAC AAR" and, together with the GMAC Flow Servicing Agreement, for each Trust, the related "GMAC Servicing Agreement"), GMAC agreed to service the Specified Mortgage Loans on behalf of each Trust pursuant to the terms of the related GMAC Servicing Agreement; and


            WHEREAS, the Owner has exercised its right to terminate GMAC as servicer under each GMAC Servicing Agreement (and GMAC has acknowledged each such termination in writing) and to sell to the Servicer, and the Servicer purchased from the Owner the Servicing Rights and agrees to service the Specified Mortgage Loans, subject to the terms hereof and the terms (servicing provisions only) of that certain Seller's Warranties and Servicing Agreement (WFHM 2005-W102) attached as Exhibit I hereto, dated as of December 1, 2005, by and between the Owner and the Servicer (the "SWSA"), as modified by this Omnibus Assignment, Assumption and Recognition Agreement (the "Wells AAR" and, together with the SWSA, the


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


"Wells Servicing Agreement") and Servicer agrees to service the Specified Mortgage Loans in each Trust in accordance with the provisions of the Wells Servicing Agreement;


            WHEREAS, pursuant to the related Pooling and Servicing Agreement, the Owner has obtained written consent from each Rating Agency that the transfer of servicing from GMAC to Servicer will not result in a ratings downgrade on the securities issued by the related transaction identified on
Schedule 1 hereto.

            NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

            1. Acknowledgement of Sale of Servicing Rights.

            The Servicer and the Owner hereby acknowledge that, pursuant to the Flow Servicing Rights Purchase and Sale Agreement, dated as of May 12, 2005, as amended, between the Owner, as seller, and the Servicer, as purchaser (the "Purchase Agreement"), the Owner, as owner of all of the Servicing Rights with respect to the Specified Mortgage Loans sold such Servicing Rights to the Servicer.

            Pursuant to the Purchase Agreement, Servicer purchased the Servicing Rights with respect to the Specified Mortgage Loans and hereby agrees to assume the servicing of the Specified Mortgage Loans from GMAC and to service them for the benefit of each Trust listed on Schedule 1 hereto in accordance with the provisions of the Wells Servicing Agreement as modified by the provisions of this Agreement.

            In connection with the transfer of the Servicing Rights, the Servicer agrees that, from and after the applicable Servicing Transfer Date as specified on Schedule 1 attached hereto (each, a "Servicing Transfer Date"), each Specified Mortgage Loan will be subject to, and serviced by the Servicer under, the Wells Servicing Agreement.

            The Owner specifically reserves and does not assign to any Trust listed on Schedule 1 hereunder those rights under the Wells Servicing Agreement that do not relate to the servicing of the Specified Mortgage Loans and any and all right, title and interest in, to and under and any obligations of the Owner with respect to any mortgage loans subject to the Wells Servicing Agreement which are not the Specified Mortgage Loans.

            2. Recognition by the Servicer

            The Servicer hereby acknowledges and agrees that from and after the applicable Servicing Transfer Date, the Trust shall be considered the "Purchaser" (as such term is defined in the SWSA), which term shall include, with respect to the servicing of the Specified Mortgage Loans, the Master Servicer acting on each Trust's behalf) and further agrees that each Trust shall have all the rights and remedies available to the Purchaser, insofar as they relate to the servicing of the Specified Mortgage Loans in that Trust, under the Wells Servicing Agreement. Neither the Servicer nor the Owner shall amend or agree to amend, modify, waive or otherwise alter any of the terms or provisions of the Wells Servicing Agreement which amendment, modification,



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waiver or other alteration would in any way affect the Specified Mortgage Loans in any Trust or the Servicer's performance under the Wells Servicing Agreement with respect to the Specified Mortgage Loans in that Trust without the prior written consent of the Master Servicer.

            The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans in each Trust pursuant to the related Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Wells Servicing Agreement with respect to the Specified Mortgage Loans. Such rights will include, without limitation except that they relate solely to the Specified Mortgage Loans in each Trust, the right to terminate the Servicer under the Wells Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Wells Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Wells Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights, except as otherwise specified herein, and the right to exercise certain rights of consent and approval under the Wells Servicing Agreement. The Servicer shall make all distributions under the Wells Servicing Agreement required to be made to each Trust under this Agreement, to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:  121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to:  [See Schedule 1 hereto]

      The Servicer shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, [Insert Series Designation]

            3. Indemnification

            Notwithstanding any statement to the contrary in Section 2 above, the Servicer shall and does hereby acknowledge that the indemnification provisions set forth in Section 3.03, Section 8.01 and Section 9.01(g) of the SWSA shall be available to and for the benefit of the Owner, the Depositor and each Trust (including the Trustee and the Master Servicer acting on that Trust's behalf), as provided in the Wells Servicing Agreement.

            4. Representations and Warranties

                  (a) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

                  (b) The Servicer hereby warrants and represents that it is a Fannie Mae- or FHLMC-approved Person.


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

                  (c) Each of the Owner and the Servicer represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and in the case of the Servicer, laws affecting the contract obligations of insured banks.

                  (d) The Servicer represents that, as of the date hereof, it has (i) a servicing rating in the highest category of Fitch and Moody's and (ii) a servicer evaluation ranking in one of the two highest categories of S&P.

                  (e) The Owner hereby represents that it has provided prior written notice of the transfer of the servicing rights and the name of the successor Servicer to the Rating Agencies.

            5. Amendments to the SWSA

            The parties to this Agreement hereby agree to amend the SWSA with respect to the Specified Mortgage Loans as follows:

                  (a) With respect to Article I, the term "Permitted Investments" is hereby added to the Definitions, and shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

                  (b) With respect to Article I, the definition of "Static Pool Information" shall be inapplicable.

                  (c) With respect to Article I, the definition of "Third-Party Originator" shall be inapplicable.

                  (d) Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker's Fees) of the SWSA shall be inapplicable.

                  (e)   Section 3.02 shall be inapplicable.

                  (f)   The second sentence of the second paragraph of Section
                        4.01 is hereby amended and restated in its entirety as follows:

                        "Unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification of any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive



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

                        the payment of any principal or interest payments, reduce or increase the outstanding principal amount (except for actual payments of principal) or change the maturity date on such Mortgage Loan."

                  (g)   The third sentence of the second paragraph of Section
                        4.01 is hereby amended and restated in its entirety as follows:

                        "In the event that no default exists or is imminent, the Company shall request written consent from the Purchaser to permit such a modification and the Purchaser shall provide written consent or notify the Company of its objection to such modification within three Business Days of its receipt of the Company's request."

                  (h) The last paragraph of Section 4.04 is hereby amended and restated in its entirety as follows:

                        "The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent amounts on deposit in Custodial Account may be invested at discretion of the Seller in the Permitted Investments permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution from investment in the Permitted Investments shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05."

                  (i) Section 4.05(vii) is hereby amended to add the term "Monthly Advances," prior to the term "Servicing Advances."

                  (j) The words "on or before the Remittance Date" are hereby deleted from the first sentence of Section 4.17.

                  (k)   The second sentence of the second paragraph of Section
                        5.01 is hereby amended and restated in its entirety as follows:

                        "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

                  (l) The first paragraph of Section 5.02 is hereby amended and restated in its entirety as follows:



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

                        "Not later than the Remittance Report Date, the Company shall furnish to the Purchaser in an electronic form the information required by the reports attached hereto as Exhibit II, or a form otherwise mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month."

                  (m) The second paragraph of Section 6.02 is hereby amended and restated in its entirety as follows:

                        "If the Company satisfies or releases a Mortgage (except pursuant to a modification or liquidation pursuant to this agreement) without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser, the Trustee or the Trust Fund may have under the mortgage instruments, the Company shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein."

                  (n)   Section 6.04 is hereby modified as follows:

                        (1) paragraph (i) is inapplicable; and

                        (2) the phrases "Purchaser and any Depositor" and "the Purchaser and such Depositor" are hereby deleted and replaced with "Master Servicer" and "such Master Servicer", respectively.

                  (o)   Section 6.05 is hereby deleted in its entirety.

                  (p)   Section 6.06 is hereby modified as follows:



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

                        (1) the phrases "Purchaser and any Depositor" and "the Purchaser and such Depositor" are hereby deleted and replaced with "Master Servicer" and "such Master Servicer", respectively;

                        (2) Section 6.06(i) is hereby amended by inserting at the end of such subsection "(or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB)"; and

                  (q) The first word in Section 6.06(iv) is deleted and replaced in its entirety with "deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver,"

                  (r) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 6.07(i):

                        "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

                  (s)   Section 6.10 is inapplicable.

                  (t)   Section 9.01(f)(i) is inapplicable.

                  (u)   Section 9.01(f)(ii) is inapplicable.

                  (v) Section 9.01(f)(iii) is amended to require the Company to comply with the obligations thereof in connection with the purchase of servicing rights for the Specified Mortgage Loans.

                  (w) Section 9.01(f)(iii) is also amended by adding the following after item (H):

                        "(I) a description of any affiliation or relationship of a type described in Item 1119 of Regulation AB between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization
                        Transaction:

                                (1) the sponsor;
                                (2) the depositor;
                                (3) the issuing entity;
                                (4) any servicer;
                                (5) any trustee;
                                (6) any originator;


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

                                (7) any significant obligor;
                                (8) any enhancement or support provider; and
                                (9) any other material transaction party."

                  (x) Section 9.01(f)(iv) is hereby amended and restated in its entirety as follows:

                        "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (1) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company or any Subservicer (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company or any Subservicer and any of the parties specified in Section 9.01(f)(iii)(I) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

                  (y) Section 9.01(f)(vi) is hereby renumbered as 9.01(f)(viii), and the following new Section 9.01(f)(vi) is hereby inserted as follows:

                        "(vi) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) calendar days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                           (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material


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

                           over time (Item 1121(a)(11) of Regulation AB);

                           (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                           (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB)."

                  (z) Section 9.01(f)(vii) is hereby deleted in its entirety and replaced with the following new Section 9.01(f)(vii) as follows:

                        "(vii) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

                  (aa) Section 9.01(g) is hereby amended and restated in its entirety as follows:

                        "(g) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction or in connection with the purchase of any servicing rights: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:


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

                             (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under Sections 4.25, 6.04(ii), 6.06, 9.01(e)
                             and (f) by or on behalf of the Company, or provided under Sections 4.25, 6.04(ii), 6.06, 9.01(e) and (f) by or on behalf of any Subservicer, or Subcontractor (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause
                             (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                             (ii) any breach by the Company of its
                             obligations under, or any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under, Sections 4.25, 6.04(ii), 6.06, 9.01(e) and (f), including any failure by the Company to
                             identify any Subcontractor "participating in the servicing function" within the meaning of
                             Item 1122 of Regulation AB; or

                             (iii) any breach by the Company of a
                             representation or warranty set forth in
                             Section 9.01(f)(viii)(A) or in a writing furnished pursuant to Section 9.01(f)(viii)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(f)(viii)(B) to the extent made as of a date subsequent to such closing date; or

                             (iv) the negligence bad faith or willful misconduct of the Company in connection with its performance under this Article IX.

                        If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is



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                        appropriate to reflect the relative fault of such
                        Indemnified Party on the one hand and the Company on the other.

                        In the case of any failure of performance described in sub-clause (ii) of this Section 9.01(g), the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer or any Subcontractor.

                        This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

                  (bb) The following paragraph is hereby incorporated into the SWSA as new Section 13:

                        "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections
                        6.04 and 6.06, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

                (cc) Exhibit J is hereby replaced in its entirety with Exhibit III to this Omnibus Assignment, Assumption and Recognition Agreement.

            6. Notices

            The Depositor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  [Insert Series Designation]

            The Trustee's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1511
                  Chicago, Illinois 60603
                  Attn: Global Securities and Trust Services-[Insert Series Designation]


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

            The Owner's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: [Insert Series Designation]

                  With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

            The Servicer's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                  Wells Fargo Bank, National Association
                  1 Home Campus
                  Des Moines, Iowa 50328-0001
                  Attention:  John B. Brown, MAC X2302-033

                  With a copy to:

                  Wells Fargo Bank, National Association
                  1 Home Campus
                  Des Moines, Iowa  50328-0001
                  Attention:  General Counsel, MAC X2401-06T

                  and

                  Wells Fargo Bank, National Association
                  7430 New Technology Way
                  Frederick, Maryland 21703
                  Attention: Structured Finance, MAC X3906-012

            7. Certain Matters Regarding the Trustee

            It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the related Trusts, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the related Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the related Trusts, (iii) nothing herein contained shall be construed as creating any liability for


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

LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the affected Trust.

      8. Governing Law

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      9. Modifications

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      10. Successor and Assigns

            This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Owner, the Depositor or the Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed the Owner, the Depositor or the Servicer, respectively, hereunder.

      11. Continuing Effect

            Except as contemplated by this Assignment, the SWSA shall remain in full force and effect in accordance with its terms.

      12. Counterparts

            This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      13. Definitions

            Any capitalized term used but not defined in this Assignment has the same meaning as in the SWSA.

      14. Conflicts

            In the event that any provision of this Agreement conflicts with any provision of the SWSA with respect to the Specified Mortgage Loans, the terms of this Agreement shall control.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


Owner                                    THE TRUSTS
MORGAN STANLEY MORTGAGE CAPITAL INC.     BY:  LASALLE BANK NATIONAL
                                         ASSOCIATION, AS TRUSTEE OF EACH OF THE
                                         TRUSTS SET FORTH ON SCHEDULE 1 HERETO



By:  /s/ Van Cushny                      By:  /s/ Susan L. Feld
Its: Vice President                      Its: Assistant Vice President
Taxpayer Identification
Number:

Servicer
WELLS FARGO BANK, NATIONAL
ASSOCIATION



By:  /s/ Laurie McGoogan
Its: Vice President
Taxpayer Identification
Number:

Acknowledged and Agreed:

MORGAN STANLEY CAPITAL I INC.            WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, AS MASTER SERVICER



By:  /s/ Valerie Kay                     By:  /s/ Diane Courtney
Its: Vice President                      Its: Vice President
Taxpayer Identification
Number:

                                   SCHEDULE 1

                                   THE TRUSTS

-------------------------------------------------------------------------------------------------------------------------------
  Transaction Name        Servicing        Pooling and Servicing Agreement      Cut-off Date      Transaction     For Further
                        Transfer Date                                                             Closing Date     Credit To
-------------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley      October 1, 2006  The Pooling and Servicing Agreement,   January 1, 2006  January 31, 2006   50890500,
 Mortgage Loan Trust                    dated as of January 1, 2006 by and                                        MSM 2006-1AR
      2006-1AR                          among the Depositor, the Master
                                        Servicer and Securities
                                        Administrator, and the Trustee
-------------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley      October 1, 2006  The Pooling and Servicing Agreement,   January 1, 2006  January 31, 2006   50890600,
 Mortgage Loan Trust                    dated as of January 1, 2006 by and                                         MSM 2006-2
       2006-2                           among the Depositor, the Master
                                        Servicer and Securities
                                        Administrator, and the Trustee
-------------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley      October 1, 2006  The Pooling and Servicing Agreement,    July 1, 2006     July 31, 2006     50933200,
 Mortgage Loan Trust                    dated as of July 1, 2006 by and among                                     MSM 2006-9AR
      2006-9AR                          the Depositor, the Master Servicer
                                        and Securities Administrator, and the
                                        Trustee
-------------------------------------------------------------------------------------------------------------------------------
   Morgan Stanley      October 1, 2006  The Pooling and Servicing Agreement,    July 1, 2006     July 31, 2006     50933300,
 Mortgage Loan Trust                    dated as of July 1, 2006 by and among                                     MSM 2006-11
       2006-11                          the Depositor, the Master Servicer
                                        and Securities Administrator, and the
                                        Trustee
-------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2

                            SPECIFIED MORTGAGE LOANS

              [delivered to Owner, Servicer and Master Servicer]

                                   SCHEDULE 3

               ASSIGNMENT ASSUMPTION AND RECOGNITION AGREEMENTS

 ---------------------------------------------------------------------------------------
             Transaction Name                          Assignment Agreement
 ---------------------------------------------------------------------------------------
    Morgan Stanley Mortgage Loan Trust      The Assignment Assumption and Recognition
                 2006-1AR                   Agreement dated as of January 1, 2006
 ---------------------------------------------------------------------------------------
 Morgan Stanley Mortgage Loan Trust 2006-2  The Assignment Assumption and Recognition
                                            Agreement dated as of January 1, 2006
 ---------------------------------------------------------------------------------------
    Morgan Stanley Mortgage Loan Trust      The Assignment Assumption and Recognition
                 2006-9AR                   Agreement dated as of July 1, 2006
 ---------------------------------------------------------------------------------------
    Morgan Stanley Mortgage Loan Trust      The Assignment Assumption and Recognition
                  2006-11                   Agreement dated as of July 1, 2006
 ---------------------------------------------------------------------------------------

                                   EXHIBIT I

                           WELLS SERVICING AGREEMENT

              [delivered to Owner, Servicer and Master Servicer]

                                   EXHIBIT II
Exhibit IIA: Standard File Layout - Delinquency Reporting

------------------------------------------------------------------------------------------------------------------
Column/Header Name                                        Description                      Decimal   Format
                                                                                                     Comment
------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan by the
                                       Servicer.  This may be different than the
                                       LOAN_NBR
------------------------------------------------------------------------------------------------------------------
LOAN_NBR                               A unique identifier assigned to each loan by the
                                       originator.
------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                             Servicer Client Number
------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by
                                       an external servicer to identify a group
                                       of loans in their system.
------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                     Last name of the borrower.
------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                           Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------
PROP_STATE                             The state where the  property located.
------------------------------------------------------------------------------------------------------------------
PROP_ZIP                               Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next                             MM/DD/YYYY
                                       payment is due to the servicer at the end
                                       of processing cycle, as reported by Servicer.
------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was filed.             MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy was filed.
------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to the
                                       bankruptcy filing.
------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy has                  MM/DD/YYYY
                                       been approved by the courts
------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy.                 MM/DD/YYYY
                                       Either by Dismissal, Discharged and/or a Motion
                                       For Relief Was Granted.
------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The              MM/DD/YYYY
                                       Servicer
------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan
                                       Such As;
------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled               MM/DD/YYYY
                                       To End/Close
------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually                      MM/DD/YYYY
                                       Completed
------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the                       MM/DD/YYYY
                                       servicer with instructions to begin
                                       foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue                  MM/DD/YYYY
                                       Foreclosure
------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in a                 MM/DD/YYYY
                                       Foreclosure Action
------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is expected              MM/DD/YYYY
                                       to occur.
------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                        The amount a property sold for at the                  2      No
                                       foreclosure sale.                                             commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                    The date the servicer initiates eviction of the               MM/DD/YYYY
                                       borrower.
------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                The date the court revokes legal possession                   MM/DD/YYYY
                                       of the property from the borrower.
------------------------------------------------------------------------------------------------------------------
LIST_PRICE                             The price at which an REO property is marketed.        2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
LIST_DATE                              The date an REO property is listed at a                       MM/DD/YYYY
                                       particular price.
------------------------------------------------------------------------------------------------------------------
OFFER_AMT                              The dollar value of an offer for an REO property.      2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin or by               MM/DD/YYYY
                                       the Servicer.
------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                       The date the REO sale of the property is                      MM/DD/YYYY
                                       scheduled to close.
------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                          Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------------


                                       3


------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                    A code that indicates the condition of the
                                       property.
------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                   The date a  property inspection is performed.                 MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                         The date the appraisal was done.                              MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                           The current "as is" value of the property based       2
                                       on brokers price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                      The amount the property would be worth if              2
                                       repairs are completed pursuant to a broker's
                                       price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------
If applicable:
------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                     The circumstances which caused a
                                       borrower to stop paying on a loan. Code
                                       indicates the reason why the loan is in
                                       default for this cycle.
------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed With                  MM/DD/YYYY
                                       Mortgage Insurance Company.
------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim               MM/DD/YYYY
                                       Payment
------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim        2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company              MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance Company      2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was Issued               MM/DD/YYYY
                                       By The Pool Insurer
------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company         2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE            Date FHA Part A Claim Was Filed With HUD                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                   Amount of FHA Part A Claim Filed                       2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE             Date HUD Disbursed Part A Claim Payment                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT              Amount HUD Paid on Part A Claim                        2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE            Date FHA Part B Claim Was Filed With HUD                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                   Amount of FHA Part B Claim Filed                       2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT              Amount HUD Paid on Part B Claim                        2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                    Date VA Claim Was Filed With the Veterans Admin               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                     Date Veterans Admin. Disbursed VA Claim Payment               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                      Amount Veterans Admin. Paid on VA Claim                2      No
                                                                                                     commas(,)
                                                                                                     or
                                                                                                     dollar
                                                                                                     signs
                                                                                                     ($)
------------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
    o   ASUM-     Approved Assumption
    o   BAP-      Borrower Assistance Program
    o   CO-       Charge Off
    o   DIL-      Deed-in-Lieu
    o   FFA-      Formal Forbearance Agreement
    o   MOD-      Loan Modification
    o   PRE-      Pre-Sale
    o   SS-       Short Sale
    o   MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
    o   Mortgagor
    o   Tenant
    o   Unknown
    o   Vacant

The Property Condition field should show the last reported condition of the property as follows:
    o   Damaged
    o   Excellent
    o   Fair
    o   Gone
    o   Good
    o   Poor
    o   Special Hazard
    o   Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

          -------------------------------------------------------------------
          Delinquency Code     Delinquency Description
          -------------------------------------------------------------------
          001                  FNMA-Death of principal mortgagor
          -------------------------------------------------------------------
          002                  FNMA-Illness of principal mortgagor
          -------------------------------------------------------------------
          003                  FNMA-Illness of mortgagor's family member
          -------------------------------------------------------------------
          004                  FNMA-Death of mortgagor's family member
          -------------------------------------------------------------------
          005                  FNMA-Marital difficulties
          -------------------------------------------------------------------
          006                  FNMA-Curtailment of income
          -------------------------------------------------------------------
          007                  FNMA-Excessive Obligation
          -------------------------------------------------------------------
          008                  FNMA-Abandonment of property
          -------------------------------------------------------------------

          -------------------------------------------------------------------
          009                  FNMA-Distant employee transfer
          -------------------------------------------------------------------
          011                  FNMA-Property problem
          -------------------------------------------------------------------
          012                  FNMA-Inability to sell property
          -------------------------------------------------------------------
          013                  FNMA-Inability to rent property
          -------------------------------------------------------------------
          014                  FNMA-Military Service
          -------------------------------------------------------------------
          015                  FNMA-Other
          -------------------------------------------------------------------
          016                  FNMA-Unemployment
          -------------------------------------------------------------------
          017                  FNMA-Business failure
          -------------------------------------------------------------------
          019                  FNMA-Casualty loss
          -------------------------------------------------------------------
          022                  FNMA-Energy environment costs
          -------------------------------------------------------------------
          023                  FNMA-Servicing problems
          -------------------------------------------------------------------
          026                  FNMA-Payment adjustment
          -------------------------------------------------------------------
          027                  FNMA-Payment dispute
          -------------------------------------------------------------------
          029                  FNMA-Transfer of ownership pending
          -------------------------------------------------------------------
          030                  FNMA-Fraud
          -------------------------------------------------------------------
          031                  FNMA-Unable to contact borrower
          -------------------------------------------------------------------
          INC                  FNMA-Incarceration
          -------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

          ------------------------------------------------------------------
              Status Code      Status Description
          ------------------------------------------------------------------
                  09           Forbearance
          ------------------------------------------------------------------
                  17           Pre-foreclosure Sale Closing Plan Accepted
          ------------------------------------------------------------------
                  24           Government Seizure
          ------------------------------------------------------------------
                  26           Refinance
          ------------------------------------------------------------------
                  27           Assumption
          ------------------------------------------------------------------
                  28           Modification
          ------------------------------------------------------------------
                  29           Charge-Off
          ------------------------------------------------------------------
                  30           Third Party Sale
          ------------------------------------------------------------------
                  31           Probate
          ------------------------------------------------------------------
                  32           Military Indulgence
          ------------------------------------------------------------------
                  43           Foreclosure Started
          ------------------------------------------------------------------
                  44           Deed-in-Lieu Started
          ------------------------------------------------------------------
                  49           Assignment Completed
          ------------------------------------------------------------------
                  61           Second Lien Considerations
          ------------------------------------------------------------------
                  62           Veteran's Affairs-No Bid
          ------------------------------------------------------------------
                  63           Veteran's Affairs-Refund
          ------------------------------------------------------------------
                  64           Veteran's Affairs-Buydown
          ------------------------------------------------------------------
                  65           Chapter 7 Bankruptcy
          ------------------------------------------------------------------
                  66           Chapter 11 Bankruptcy
          ------------------------------------------------------------------
                  67           Chapter 13 Bankruptcy
          ------------------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing


-------------------------------------------------------------------------------------------------------------------------------
Column Name                     Description                                Decimal Format Comment                       Max
                                                                                                                        Size
-------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                A value assigned by the Servicer to                Text up to 10 digits                     20
                                define a group of loans.
-------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each               Text up to 10 digits                     10
                                loan by the investor.
-------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by              Text up to 10 digits                     10
                                the Servicer.  This may be different
                                than the LOAN_NBR.
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                   The borrower name as received in the               Maximum length of 30 (Last, First)       30
                                file.  It is not separated by first and
                                last name.
-------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                   Scheduled monthly principal and              2     No commas(,) or dollar signs ($)         11
                                scheduled interest payment that a
                                borrower is expected to pay, P&I
                                constant.
-------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                   The loan interest rate as reported by        4     Max length of 6                           6
                                the Servicer.
-------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                    The loan gross interest rate less the        4     Max length of 6                           6
                                service fee rate as reported by the
                                Servicer.
-------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                   The servicer's fee rate for a loan as        4     Max length of 6                           6
                                reported by the Servicer.
-------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                    The servicer's fee amount for a loan as      2     No commas(,) or dollar signs ($)         11
                                reported by the Servicer.
-------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                     The new loan payment amount as reported      2     No commas(,) or dollar signs ($)         11
                                by the Servicer.
-------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                   The new loan rate as reported by the         4     Max length of 6                           6
                                Servicer.
-------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                  The index the Servicer is using to           4     Max length of 6                           6
                                calculate a forecasted rate.
-------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL               The borrower's actual principal balance      2     No commas(,) or dollar signs ($)         11
                                at the beginning of the processing cycle.
-------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL               The borrower's actual principal balance      2     No commas(,) or dollar signs ($)         11
                                at the end of the processing cycle.
-------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date at the end of processing cycle            MM/DD/YYYY                               10
                                that the borrower's next payment is due
                                to the Servicer, as reported by Servicer.
-------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                 The first curtailment amount to be           2     No commas(,) or dollar signs ($)         11
                                applied.
-------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                The curtailment date associated with the           MM/DD/YYYY                               10
                                first curtailment amount.
-------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                 The curtailment interest on the first        2     No commas(,) or dollar signs ($)         11
                                curtailment amount, if applicable.
-------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                 The second curtailment amount to be          2     No commas(,) or dollar signs ($)         11
                                applied.
-------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                The curtailment date associated with the           MM/DD/YYYY                               10
                                second curtailment amount.
-------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                 The curtailment interest on the second       2     No commas(,) or dollar signs ($)         11
                                curtailment amount, if applicable.
-------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                 The third curtailment amount to be           2     No commas(,) or dollar signs ($)         11
                                applied.
-------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                The curtailment date associated with the           MM/DD/YYYY                               10
                                third curtailment amount.
-------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                  The curtailment interest on the third        2     No commas(,) or dollar signs ($)         11
                                curtailment amount, if applicable.
-------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                         The loan "paid in full" amount as            2     No commas(,) or dollar signs ($)         11
                                reported by the Servicer.
-------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                        The paid in full date as reported by the           MM/DD/YYYY                               10
                                Servicer.
-------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                     The standard FNMA numeric code used to             Action Code Key: 15=Bankruptcy,           2
                                indicate the default/delinquent status of          30=Foreclosure, , 60=PIF,
                                a particular loan.                                 63=Substitution,
                                                                                   65=Repurchase,70=REO
-------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                     The amount of the interest adjustment as     2     No commas(,) or dollar signs ($)         11
                                reported by the Servicer.
-------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT          The Soldier and Sailor Adjustment            2     No commas(,) or dollar signs ($)         11
                                amount, if applicable.
-------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                The Non Recoverable Loan Amount, if          2     No commas(,) or dollar signs ($)         11
                                applicable.
-------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                   The amount the Servicer is passing as a      2     No commas(,) or dollar signs ($)         11
                                loss, if applicable.
-------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL              The scheduled outstanding principal          2     No commas(,) or dollar signs ($)         11
                                amount due at the beginning of the cycle
                                date to be passed through to investors.
-------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL              The scheduled principal balance due to       2     No commas(,) or dollar signs ($)         11
                                investors at the end of a processing
                                cycle.
-------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                  The scheduled principal amount as            2     No commas(,) or dollar signs ($)         11
                                reported by the Servicer for the current
                                cycle -- only applicable for
                                Scheduled/Scheduled Loans.
-------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                   The scheduled gross interest amount less     2     No commas(,) or dollar signs ($)         11
                                the service fee amount for the current
                                cycle as reported by the Servicer -- only
                                applicable for Scheduled/Scheduled Loans.
-------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                   The actual principal amount collected by     2     No commas(,) or dollar signs ($)         11
                                the Servicer for the current reporting
                                cycle -- only applicable for
                                Actual/Actual Loans.
-------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                    The actual gross interest amount less        2     No commas(,) or dollar signs ($)         11
                                the service fee amount for the current
                                reporting cycle as reported by the
                                Servicer -- only applicable for Actual/
                                Actual Loans.
-------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT             The penalty amount received when a           2     No commas(,) or dollar signs ($)         11
                                borrower prepays on his loan as reported
                                by the Servicer.
-------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED          The prepayment penalty amount for the        2     No commas(,) or dollar signs ($)         11
                                loan waived by the servicer.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                        The Effective Payment Date of the                  MM/DD/YYYY                               10
                                Modification for the loan.
-------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                        The Modification Type.                             Varchar - value can be alpha or          30
                                                                                   numeric
-------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT          The current outstanding principal and        2     No commas(,) or dollar signs ($)         11
                                interest advances made by Servicer.
-------------------------------------------------------------------------------------------------------------------------------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (i)

      (ii) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            *  For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            *  REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's Servicing Officer certification.

            * Unusual or extraordinary items may require further documentation.

      13. The total of lines 1 through 12.

      (iii) Credits:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

            *  Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22. The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                Date:  _______________
      Phone:  ______________________   Email Address:_____________________


------------------------  --------------------------  --------------------------
Servicer Loan No.         Servicer Name               Servicer Address


------------------------  --------------------------  --------------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name: _____________________________________________________
      Property Address:_____________________________________________________

      Liquidation Type:  REO Sale    3rd Party Sale    Short Sale    Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown    Yes    No
      If "Yes", provide deficiency or cramdown amount _________________________

      Liquidation and Acquisition Expenses:
      (1)Actual Unpaid Principal Balance of Mortgage Loan   $______________(1)
      (2)   Interest accrued at Net Rate                     ______________(2)
      (3)   Accrued Servicing Fees                           ______________(3)
      (4)   Attorney's Fees                                  ______________(4)
      (5)   Taxes (see page 2)                               ______________(5)
      (6)   Property Maintenance                             ______________(6)
      (7)   MI/Hazard Insurance Premiums (see page 2)        ______________(7)
      (8)   Utility Expenses                                 ______________(8)
      (9)   Appraisal/BPO                                    ______________(9)
      (10)  Property Inspections                             ______________(10)
      (11)  FC Costs/Other Legal Expenses                    ______________(11)
      (12)  Other (itemize)                                  ______________(12)
            Cash for Keys__________________________          ______________(12)
            HOA/Condo Fees_______________________            ______________(12)

            ______________________________________           ______________(12)

            Total Expenses                                  $______________(13)
      Credits:
      (14)  Escrow Balance                                  $______________(14)
      (15)  HIP Refund                                       ______________(15)
      (16)  Rental Receipts                                  ______________(16)
      (17)  Hazard Loss Proceeds                             ______________(17)
      (18)  Primary Mortgage Insurance / Gov't Insurance     ______________(18a)
                                                                      HUD Part A
                                                             ______________(18b)
                                                                      HUD Part B
      (19)  Pool Insurance Proceeds                          ______________(19)
      (20)  Proceeds from Sale of Acquired Property          ______________(20)
      (21)  Other (itemize)                                  ______________(21)

           ________________________________________          ______________(21)

         Total Credits                                      $______________(22)
      Total Realized Loss (or Amount of Gain)               $______________(23)

Escrow Disbursement Detail


-------------------------------------------------------------------------------
    Type     Date Paid  Period of  Total Paid  Base      Penalties   Interest
(Tax /Ins.)             Coverage               Amount
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                  EXHIBIT III

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                        General Servicing Considerations
-------------------------------------------------------------------------------------------------
                   Policies and procedures are instituted to monitor any               X
                   performance or other triggers and events of default in
1122(d)(1)(i)      accordance with the transaction agreements.
-------------------------------------------------------------------------------------------------
                   If any material servicing activities are outsourced to              X
                   third parties, policies and procedures are instituted to
                   monitor the third party's performance and compliance with
1122(d)(1)(ii)     such servicing activities.
-------------------------------------------------------------------------------------------------
                   Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)    back-up servicer for the mortgage loans are maintained.
-------------------------------------------------------------------------------------------------
                   A fidelity bond and errors and omissions policy is in               X
                   effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.
-------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
-------------------------------------------------------------------------------------------------
                   Payments on mortgage loans are deposited into the                   X
                   appropriate custodial bank accounts and related bank
                   clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)      transaction agreements.
-------------------------------------------------------------------------------------------------
                   Disbursements made via wire transfer on behalf of an                X
                   obligor or to an investor are made only by authorized
1122(d)(2)(ii)     personnel.
-------------------------------------------------------------------------------------------------
                   Advances of funds or guarantees regarding collections, cash         X
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved
1122(d)(2)(iii)    as specified in the transaction agreements.
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                   The related accounts for the transaction, such as cash
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g.,             X
                   with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
-------------------------------------------------------------------------------------------------
                   Each custodial account is maintained at a federally insured         X
                   depository institution as set forth in the transaction
                   agreements.  For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the
1122(d)(2)(v)       Securities Exchange Act.
-------------------------------------------------------------------------------------------------
                   Unissued checks are safeguarded so as to prevent                    X
1122(d)(2)(vi)     unauthorized access.
-------------------------------------------------------------------------------------------------
                   Reconciliations are prepared on a monthly basis for all             X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically accurate; (B)
                   prepared within 30 calendar days after the bank statement
                   cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items.  These
                   reconciling items are resolved within 90 calendar days of
                   their original identification, or such other number of
1122(d)(2)(vii)    days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                   Reports to investors, including those to be filed with the          X
                   Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements.   Specifically, such reports (A) are prepared
                   in accordance with timeframes and other terms
                   set forth in the transaction agreements; (B) provide
                   information calculated in accordance with the terms
                   specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
                   and (D) agree with investors' or the trustee's records as
                   to the total unpaid principal balance and number of
1122(d)(3)(i)       mortgage loans serviced by the Servicer.
-------------------------------------------------------------------------------------------------
                   Amounts due to investors are allocated and remitted in              X
                   accordance with timeframes, distribution priority and other
1122(d)(3)(ii)     terms set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Disbursements made to an investor are posted within two
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction                   X
1122(d)(3)(iii)    agreements.
-------------------------------------------------------------------------------------------------
                   Amounts remitted to investors per the investor reports
                   agree with cancelled checks, or other form of payment, or           X
1122(d)(3)(iv)     custodial bank statements.
-------------------------------------------------------------------------------------------------
                           Pool Asset Administration
-------------------------------------------------------------------------------------------------
                   Collateral or security on mortgage loans is maintained as           X
                   required by the transaction agreements or related mortgage
1122(d)(4)(i)      loan documents.
-------------------------------------------------------------------------------------------------
                   Mortgage loan and related documents are safeguarded as              X
1122(d)(4)(ii)     required by the transaction agreements
-------------------------------------------------------------------------------------------------
                   Any additions, removals or substitutions to the asset pool          X
                   are made, reviewed and approved in accordance with any
1122(d)(4)(iii)    conditions or requirements in the transaction agreements.
-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                   Payments on mortgage loans, including any payoffs, made in          X
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                   allocated to principal, interest or other items (e.g.,
                   escrow) in accordance with the related mortgage loan
1122(d)(4)(iv)     documents.
-------------------------------------------------------------------------------------------------
                   The Servicer's records regarding the mortgage loans agree           X
                   with the Servicer's records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.
-------------------------------------------------------------------------------------------------
                   Changes with respect to the terms or status of an obligor's         X
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool
1122(d)(4)(vi)     asset documents.
-------------------------------------------------------------------------------------------------
                   Loss mitigation or recovery actions (e.g., forbearance              X
                   plans, modifications and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as applicable) are
                   initiated, conducted and
                   concluded in accordance with the timeframes or other
1122(d)(4)(vii)    requirements established by the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Records documenting collection efforts are maintained               X
                   during the period a mortgage loan is delinquent in
                   accordance with the transaction agreements.  Such records
                   are maintained on at least a monthly basis, or such other
                   period specified in the transaction agreements, and
                   describe the entity's activities in monitoring delinquent
                   mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
1122(d)(4)(viii)   is deemed temporary (e.g., illness or unemployment).
-------------------------------------------------------------------------------------------------
                   Adjustments to interest rates or rates of return for                X
                   mortgage loans with variable rates are computed based on
1122(d)(4)(ix)     the related mortgage loan documents.
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                                                  Applicable
                                                                                   Servicing
                              Servicing Criteria                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                   Regarding any funds held in trust for an obligor (such as           X
                   escrow accounts):  (A) such funds are analyzed, in
                   accordance with the obligor's mortgage loan documents, on
                   at least an annual basis, or such other period specified in the transaction agreements; (B) interest on
                   such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and
                   (C) such funds are returned to the obligor within 30
                   calendar days of full repayment of the related mortgage
                   loans, or such other number of days specified
1122(d)(4)(x)      in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Payments made on behalf of an obligor (such as tax or               X
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the
                   appropriate bills or notices for such payments, provided
                   that such support has been received by the servicer at
                   least 30
                   calendar days prior to these dates, or such other number of
1122(d)(4)(xi)     days specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Any late payment penalties in connection with any payment           X
                   to be made on behalf of an obligor are paid from the
                   servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)    late payment was due to the obligor's error or omission.
-------------------------------------------------------------------------------------------------
                   Disbursements made on behalf of an obligor are posted               X
                   within two business days to the obligor's records
                   maintained by the servicer, or such other number of days
1122(d)(4)(xiii)   specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Delinquencies, charge-offs and uncollectible accounts are           X
                   recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)    agreements.
-------------------------------------------------------------------------------------------------
                   Any external enhancement or other support, identified in            X
                   Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,
1122(d)(4)(xv)     is maintained as set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------

                        [WELLS FARGO BANK, NATIONAL ASSOCIATION] [NAME OF SUBSERVICER]


                        Date:
                               -------------------------------------------



                        By:
                               -------------------------------------------
                               Name:
                               Title: